UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        June 30, 2008

                           CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

       1-16525                                       11-2621692
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   (Commission File Number)                  (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2008, CVD Equipment Corporation (the "Registrant") entered into a Consolidation, Extension and Modification Agreement (the "Agreement") and Consolidated and Restated Mortgage Note (the "Note") each with Capital One, N.A (the "Bank"). The Agreement consolidated various notes and mortgages relating to Registrant's property known as 1117 Old Kings Highway, Saugerties, New York (the "Premises") into a single note in the principal sum of Eight Hundred Five Thousand Dollars ($805,000), of which $16,936.50 represented additional borrowings incurred by the Registrant. Principal and interest payments are to be made in equal consecutive monthly installments of $5,903.27 commencing on August 1, 2008 and continuing for 119 months, with a final balloon payment being due on July 1, 2018, equal to the remaining unpaid principal on the maturity date. The principal sum bears interest at a fixed annual rate of 6.20%. The Note is secured by a first priority mortgage lien on the Premises, all of the Registrant's monies, deposits or other sums held by the Bank on deposit, the Agreement, an assignment of the leases and rents from the Premises, a lien on the Registrant's personal property, and $500,000 of the proceeds of a life insurance policy which is owned by the Registrant and issued on the life of the Registrant's Chief Executive Officer, Leonard A. Rosenbaum.

The obligation of the Registrant to pay the amounts outstanding under the Agreement and Note may be accelerated upon the occurrence of an "Event of Default" as defined in the Agreement.

The foregoing description of the Agreement and the Note described above is only a summary and is not intended to be complete description of all of the terms thereof. You are encouraged to read the documents in their entirety. A copy of the same is attached as an exhibit to this Current Report on Form 8-K and the text is hereby incorporated by reference. Certain capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.1 Consolidation, Extension and Modification Agreement between the Registrant and Capital One, N.A.

10.2 Consolidated and Restated Mortgage Note.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CVD EQUIPMENT CORPORATION


Date: July 7, 2008                            /s/ Leonard A. Rosenbaum
                                           -------------------------------
                                           Name:  Leonard A. Rosenbaum
                                           Title: Chairman, President, and
                                                  Chief Executive Officer


















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